Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Sep. 30, 2023 COP ($)	Sep. 30, 2023 USD ($)	Dec. 31, 2022 COP ($)	Dec. 31, 2022 USD ($)	Sep. 30, 2022 COP ($)	Dec. 31, 2021 COP ($)
Risk management
Cash and cash equivalents	$ 12,070,744		$ 15,401,058		$ 12,917,748	$ 14,549,906
Other financial assets	$ 2,143,515		$ 2,725,871
USD$ Million
Risk management
Cash and cash equivalents		$ 765		$ 615
Other financial assets		1,063		955
Trade receivables and payables		(608)		(392)
Loans and borrowings		(18,388)		(16,113)
Other assets and liabilities		98		202
Net liability position		$ (17,070)		$ (14,733)